Selene Diligence LLC (“Selene”) Due
Diligence Review Narrative (“Report”)

Selene’s Report, which is to be made available to the recipients by the Client, includes the loan level results of Selene’s independent, third-party due diligence review conducted on behalf of the Client. The scope of review for these loans is as follows:

DESCRIPTION OF SERVICES:

(1)  Type of assets that were reviewed.
Selene Diligence LLC performed certain due diligence services described below on residential mortgage loans originated by numerous entities and obtained by Goldman Sachs Mortgage Company (the “Client”). The review was conducted between May 05 2026 and June 05 2026 via files imaged and provided for review (the “Review”).

(2) Sample size of the assets reviewed.
This Review consisted of 100% of the loan population.

FINAL SECURITIZATION POPULATION
Selene was instructed to perform a review on a population totaling 3 Non-QM loans for a total of 3 loans the “Final Securitization Population”.

Credit Reviews (3):
During the Review, Selene performed a credit review on 3mortgage loans in the Final Securitization Population.

Compliance Review (3)
During the Review, Selene performed a compliance review, when applicable on 3 mortgage loans in the Final Securitization Population.

Valuation Reviews (3):
During the Review, Selene performed a property valuation review on 3 mortgage loans in the Final Securitization Population.

Data Integrity Review (3):
During the Review, Selene performed a Data Integrity Review on 3 mortgage loans in the Final Securitization Population.

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FINAL SECURITIZATION POPULATION
After Selene’s initial review was completed, the Client provided Selene with a confirmed list of 3 mortgage loans that formed the Final Securitization Population. The table below summarizes the reviews conducted by Selene.

Review	Reviewed Total	% of Final Securitization Population
Credit Population	3	100%
Compliance Population	3	100%
Valuation Population	3	100%
Data Integrity Population	3	100%

(3) Determination of the sample size and computation.
The Review was conducted with sample size criteria that has been communicated by the Client to Selene to be consistent with the criteria for the nationally recognized statistical ratings organizations identified in Item 3 of the ABS Due Diligence-15E.s, Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, LLC (“Kroll”) (the “NRSRO(s)”).

(4) Quality or integrity of information or data about the assets: review and methodology.
Where available, Selene compared the data fields on the bid tape provided by the Client to the data found in the actual loan file as captured by Selene. This information may not have been available for all mortgage loans.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
Selene assessed the underwriting guidelines and compared the documentation in the loan file against the stated guidelines for adherence.

GUIDELINES

Kind Lending Non-Agency Program Guidelines (the “Guidelines”).

LOAN GRADING
The Guidelines referenced above served as the benchmark for grading loans with respect to credit, compliance, underwriting, property valuation and data integrity. Each loan received an “initial” and a “final” grade. The “initial” grade was assigned during the initial loan review. The “final” grade considers additional information and supporting documentation that may have been provided by the originators to clear outstanding conditions. Selene’s loan grading is solely based on Selene’s independent assessment of all Guideline exceptions and compensating factors for each of the component reviews. Selene is providing a comprehensive loan-level analysis that includes initial grades, final grades and detailed commentary on the rationale for any changes in grades and sets forth compensating factors and waivers.

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SCOPE OF REVIEW
Selene examined the selected loan files with respect to the presence or absence of relevant documents, enforceability of mortgage loan documents, and accuracy and completeness of data fields. Selene relied on the accuracy of information contained in loan documentation provided to Selene (for more detail, please refer to Appendix A,B, and C, attached hereto).

CREDIT REVIEW

Selene’s credit scope of review conducted on this transaction included the following elements:

•	Assessed whether the characteristics of the mortgage loans and the borrowers conformed to the Guidelines cited above;
•      Re-calculated LTV, CLTV, income, liabilities and compared these against the Guidelines;
•	Analyzed asset statements to determine whether funds to close and reserves were within the Guidelines;
•      Confirmed that credit scores (FICO) and credit histories were within the Guidelines.

COMPLIANCE REVIEW

Selene’s compliance scope determined whether the mortgage loans comply with the Federal Truth in Lending Act, the Federal Real Estate Settlement Procedures Act, Sections 1098 and 1100A of Dodd Frank, Sections 1411 and 1412 of the Wall Street Reform and Consumer Protection Act, and the Equal Credit Opportunity Act.

PROPERTY VALUATION REVIEW

Selene’s Property Valuation scope of review conducted on this transaction included the following elements.

•     Original Appraisal Assessment
Selene reviewed the original appraisal provided to determine whether the original appraisal was complete, thorough and the original appraised value was reasonably supported.

•     Value Supported Analysis
Selene applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product provided by the Client.

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DATA INTEGRITY REVIEW
Selene uploads tape data into its due diligence application and compares it to the actual documents provided.
•  Tape data received from lender/client is stored in a secured FTP folder;
•  Tape data is uploaded into the application;
•  Loan Reviewer collects validated loan data;
•  Each received data point is compared to its counterpart collected data point; and
•  Discrepancies found during comparison are stored and reported.

Selene provided the Client with a copy of the initial loan level tape discrepancy report which shows the differences between the data received by the Client versus the data captured by Selene during the loan review.

       SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW
The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs.

With respect to the Final Securitization Population, Selene conducted (i) a Credit Review on 3 mortgage loans, (ii) a Compliance Review on 3 mortgage loans (iii) a Valuation Review on 3 mortgage loans, and (iv) a Data Integrity Review on 3 mortgage loans; the results of these reviews are discussed below. All grades shown below are based upon the NRSRO grading methodologies utilized by the NRSROs.

REVIEW RESULTS SUMMARY
After review of the 3 mortgage loans; 3 mortgage loans had a rating grade of A, 0 mortgage loan had a rating grade of B, 0 mortgage loans had a rating grade of C, and 0 mortgage loans had a rating grade of D.

Grades per loan (3 overall loans):

		INITIAL RA GRADES - OVERALL				FINAL RA GRADES - OVERALL
NRSRO Grade	Fitch	Kroll	%	NRSRO Grade	Fitch	Kroll	%
A	1	1	33.33%	A	3	3	100.00%
B	0	0	0.00%	B	0	0	0.00%
C	1	1	33.33%	C	0	0	0.00%
D	1	1	33.33%	D	0	0	0.00%

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Final Grades per loan broken out by compliance, credit and property:

		FINAL RA GRADES - COMPLIANCE			FINAL RA GRADES - CREDIT
NRSRO Grade	Fitch	Kroll	%	NRSRO Grade	Fitch	Kroll	%
A	3	3	100.00%	A	3	3	100.00%
B	0	0	0.00%	B	0	0	0.00%
C	0	0	0.00%	C	0	0	0.00%
D	0	0	0.00%	D	0	0	0.00%

		FINAL RA GRADES - PROPERTY
NRSRO Grade	Fitch	Kroll	%
A	3	3	100.00%
B	0	0	0.00%
C	0	0	0.00%
D	0	0	0.00%

REVIEW RESULTS SUMMARY (EXCEPTION LISTING)
Review of the Final Grading Summary (redacted) provides the exceptions in detail and the migration from the initial rating agency grade to the final rating agency grade, based on mitigation/resolution from the client.

Disclaimer: Please be advised that Selene did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with all applicable laws and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Selene are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which Selene is relying in reaching such findings.

Please be further advised that Selene does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by Selene do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Selene. Information contained in any Selene report related to the applicable statute of limitations for certain

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claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. Risk levels associated with a loan may have changed an exception level, given rating agency published guidance, written guidance, or other guidance from the rating agency team on the transaction. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged Selene to prepare its reports pursuant to its instructions and Guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Selene are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. Selene does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by Selene.

THIRD PARTY REVIEW REPORTING DELIVERED
Selene furnished the following reports on this transaction:

1. Selene Due Diligence Narrative Report
2. ASF Report
3. Grading Summary
4. Exception Detail
5. Tape Discrepancies
6. Valuations Report
7. Supplemental Data
8. Third Party (TPR) Attestation Form
9.  Attestation Form 15E

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APPENDIX A – CREDIT REVIEW SCOPE

Selene reviewed the origination documentation contained in the mortgage loan file to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements that are provided to Selene and/or as directed by Client. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the file was also performed.

Credit Application

For the Credit Application, Selene verified whether:

1.	The application is signed by all listed borrowers;
2.	The application is substantially filled out; and
3.	All known borrower-owned properties are disclosed on the Real Estate Owned section.

Credit Report

Selene verified:

1.	A credit report and/or other credit history documentation is present for each borrower;
2.	Capture the monthly consumer debt payments for use in the debt to income and/or residual income calculation, as applicable;
3.	Note the Real Estate Owned and fraud alerts; and
4.	Gather data required for ASF Report submission which may include:
a)	Most recent FICO Score (scores from Equifax, Experian, and Transunion if available)
b)	Most recent FICO date
c)	Longest Trade Line
d)	Maximum Trade Line
e)	Number of trade lines
f)	Credit Usage Ratio

Employment and Income

Selene determined whether all applicable supporting documentation as required by the guidelines is in the file and note indications of potentially fraudulent documents. The documentation was also be used to verify whether the income used to qualify the loan was calculated in accordance with applicable guidelines. Documentation verifying employment and income may include:

1.	Verbal or Written VOE’s
2.	Pay stubs
3.	W-2 forms
4.	Tax returns
5.	Financial statements
6.	Award letters
7.	Bank statements

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Asset Review

Selene assessed whether the asset documentation required by the guidelines is present in the file. In addition, a review of the reserve calculation was performed. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may include:

1.	VOD’s
2.	Depository account statements
3.	Stock or security account statements
4.	Gift funds
5.	Settlement statement or other evidence of conveyance and transfer of funds if a sale of assets was involved

Hazard/Flood insurance

A review of the insurance present on the loan was also be performed:

1.	Verify that the hazard insurance meets the minimum required amount of coverage in the guidelines;
2.	For condominium properties, confirm that the blanket policy meets the minimum amount of coverage;
3.	Confirm that the flood cert is for the correct borrower, property, lender and loan number and is a “Life of Loan” certification;
4.	For properties is in a flood zone per the flood cert, confirm that flood insurance in the file meets the minimum required amount of coverage and meets guideline requirements;
5.	Confirm that the mortgagee clause lists the lender’s name and “its successors and assigns”; and
6.	Confirm that the premium amount on both the hazard and flood insurance match what was used in the DTI calculations.

Title

Verified whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower and review the Title Commitment for the disclosure issues.

Fraud

To the extent potentially fraudulent activity is identified as part of the document review, such information was reported to Client. In addition, when required, Selene looked for an independent, third party fraud report in each file and will review the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan. If the loan does not contain a fraud report and the counterparty cannot produce one, Selene conditioned the loan for the missing product.

On this Fraud report Selene:

1.	Reviewed for any name variations for the borrowers and confirm that the variations have been addressed in the loan file;

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2.	Reviewed for any social security number variations for the borrowers and confirm that the variations have been addressed in the loan file;
3.	Reviewed for any potential occupancy issues based on the borrowers’ address history and confirm that any issues have been addressed in the loan file;
4.	Reviewed for any employment issues and confirm that any issues have been addressed in the loan file;
5.	Reviewed for any additional consumers associated with the borrowers’ profiles and confirm the materiality and material issues have been addressed in the loan file; and
6.	Addressed all red flag issues.

Additional Review

Selene’s review procedures also included:

1.	A review of the completeness and accuracy of the information obtained in the mortgage origination process;
2.	A review of closing documents to ensure that the mortgage file information is complete, accurate, and consistent with other documents in the mortgage file;
3.	Selene will review the mortgage file documents to determine that the mortgage was properly underwritten;
4.	Verification that the DTI, LTV, asset reserves, property type, transaction type (maximum loan amount, loan purpose, occupancy, etc.), and FICO scores meet or exceed the guideline requirements;
5.	Verification that all borrowers are eligible based on the guidelines and information in the loan file; and
6.	Verify there is appropriate documentation present to confirm that applicable documents have been recorded or have been sent for recording.

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APPENDIX B – COMPLIANCE REVIEW SCOPE

Selene reviewed the Non-QM loans to determine, as applicable, to the extent possible and/or applicable and subject to the caveats below, whether the loan complies with:

1.	Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
	i)	failure to provide the right of rescission notice;
	ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
	iii)	errors in the right of rescission notice;
	iv)	failure to provide the correct form of right of rescission notice;
	v)	failure to provide the three (3) business day rescission period;
vi)
any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions; and

vii)
with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
	i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
	ii)	proper execution by all required parties;
	iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
	iv)	timing of initial and re-disclosed TIL(s).
c)	Tolerances (§§1026.18, 22 and 23):
	i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
	ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge.
d)	High-cost Mortgage (§§1026.31, 32 and 33):
	i)	points and fees threshold test;
	ii)	APR threshold test;
	iii)	prepayment penalty test; and
	iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.
e)	Higher-priced Mortgage Loan (§1026.35):
	i)	APR threshold test; and
	ii)	compliance with the escrow account and appraisal requirements.
f)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):

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	i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
	ii)	review relevant document to determine if there was dual compensation; and
	iii)	review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
g)	Homeownership counseling (§1026.36):
	i)	determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first-time homebuyer that contains a negative amortization feature.
h)	Prohibition on Financing Credit Insurance (§1026.36):
	i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.
i)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
j)
review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and (ii) verify the data against the NMLSR database, as available.

2.
Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):
		i)	confirm the presence of LE for applications on or after October 3, 2015;
		ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;
iii)
confirm that certain sections of each LE determined to carry assignee liability were completed and that information was reflected in the appropriate locations, which was based solely on the information disclosed on the LE;

iv)
confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;

v)
confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;

		vi)	confirm borrower received LE not later than four (4) business days prior to consummation; and
		vii)	confirm LE was not provided to the borrower on or after the date of the CD.
	b)	Closing Disclosure (CD) (§§1026.19 and 38):
		i)	confirm the presence of CD for applications on or after October 3, 2015;
		ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;
iii)
confirm that certain sections of each CD determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;

		iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;
		v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD; and

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vi)
with respect to tolerance violations based on the disclosed charges on the LE and CD and other applicable exceptions, confirm that the creditor cured or remediated the violations in accordance with the Structured Finance Association TRID 3.0, as may be updated from time to time.

3.	Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	the general Ability to Repay (“ATR”) underwriting standards (12 C.F.R. 1026.43(c));
b)	refinancing of non-standard mortgages (12 C.F.R. 1026.43(d)); and
c)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

General Ability to Repay

Selene reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability (the consumer's current employment status); (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Selene reviews mortgage loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a mortgage loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). Selene does not represent or warrant that the factors for which it is reviewing the mortgage loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a mortgage loan. Selene’s review is based on information contained in the mortgage loan file at the time it is provided to Selene to review, and only reflects information as of that point in time.

4.	The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution.

5.	Federal and state specific high-cost provisions, as further enumerated in Schedule 1, attached hereto.

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SCHEDULE I

Selene tests perform compliance checks by state license types for interest rate, late fees, grace periods, high cost, higher priced, anti-predatory lending and prepayment term requirements.  Restrictive Fees test assess qualifiable mortgage loan fee restrictions under state/municipalities laws and regulations.

(Below are state regulations which test specifically for high cost, higher priced, and anti-predatory lending.)
1.	AL Consumer Credit License- Mortgage Broker License
2.	AK Small Loan Act-Mortgage Broker/Lender License-Mortgage Lending Regulation License Registered Depository Institution Registration
3.	AR Home Loan Protection Act
4.	AZ Mortgage Banker & Broker License-Consumer Lender License
5.	CA AB 489/344 (Division 1.6 of the Financial Code)
6.	CO Consumer Equity Protection Article
7.	CO Consumer Credit Code
8.	DE Licensed Lender License Broker License Lender License
9.	Washington, DC Home Loan Protection Act of 2002
10.	Washington, DC Mortgage Disclosure Act of 2007
11.	FL Fair Lending Act
12.	GA Fair Lending Act (pre- and post-amendments)
13.	HW Financial Services Loan Company License -Mortgage Broker and Solicitor License- Foreign Lender License - Mortgage Loan Originator Company License
14.	ID Residential Mortgage Practices Act - (Home Loan Practices article)
15.	IN Home Loan Practices Article
16.	IA Mortgage Banker License Regulated Loan License - Industrial Loan License - Mortgage Banker Registrant- Mortgage Broker License- Master Loan Company Registration Nonprofit Mortgage Banker Registrant
17.	KS Consumer Credit Code - Kansas Supervised Lenders License- - Consumer credit code 16-207
18.	LA Residential Mortgage Lending License - Consumer Loan License- Licensed Lender License
19.	MA Mortgage Lender and Broker Regulations
20.	MD Commercial Law amended by Maryland Senate Bill 270
21.	Maryland Regulations under the Maryland Mortgage Lender Law HB 649 - 363amendments, and COMAR
22.	MI Consumer Mortgage Protection Act
23.	MN Mortgage Originator and Servicer Licensing Act
24.	MS Residential Mortgage Company License - Mortgage Lender License - Mortgage Broker Licen
25.	MO Mortgage Company License
26.	MT - Consumer Loan License - Residential Mortgage Lender License-Mortgage Broker License Mortgage Lender License
27.	NC Rate Spread Home Loan Provisions (original 2008 provisions and 2009,2013 amendments)
28.	ND Money Broker License

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29.	NE Mortgage Bankers Registration and Licensing Act
30.	NH First Mortgage Banker License – Second Mortgage Home Loan – Mortgage Banker License – Mortgage Broker License
31.	NJ Home Ownership Security Act 2002 (pre- and post-amendments)
32.	NM Home Loan Protection Act (pre- and post-amendments)
33.	OH Consumer Sales Practices Act
34.	Cleveland Heights, OH Ordinance Prohibiting Predatory Loans
35.	Summit County, OH Consumer Affairs Board Ordinance
36.	Summit County, OH Consumer Protection Ordinance
37.	OK Home Ownership and Equity Protection Act (original provisions & 2009 higher-priced amendments)
38.	OR Consumer Finance License – Consumer Finance Registration – Mortgage Lender License
39.	PA Consumer Equity Protection Act
40.	RI Home Loan Protection Act and Regulation 3
41.	SD Mortgage Lender License – Mortgage Broker License
42.	TN Home Loan Protection Act
43.	UT Residential Mortgage Practices and Licensing Act
44.	VA Mortgage Lender and Broker Act
45.	WA House Bill 2770, Mortgage Lending and Homeownership, Chapter 108, Laws of 2008 – Consumer Loan Company License – Mortgage Broker License
46.	WV Residential Mortgage Lender, Broker and Servicer Act
47.	WY Consumer Credit Code – Registered Consumer Loan Lender – Mortgage Lender Broker License

The following state specific regulations which address high cost, higher priced and anti-predatory lending.

48.	CA AB 260 (Division 1.9 of the Financial Code) higher-priced mortgage loan provisions - Anti-Predatory Lending Statute - Amendment
49.	CT Abusive Home Lending Practices Act
50.	CT Nonprime Home Loans Statute
51.	IL Office of Banks and Real Estate High Risk Home Loan Regulations
52.	IL High Risk Home Loan ActL Predatory Lending Database Program
53.	Chicago, IL Predatory Lending Ordinance
54.	Cook County, IL Predatory Lending Ordinance
55.	KY Predatory Lending and High Cost Home Loan Act (pre- and post-amendments)
56.
ME Title 9-A Residential Mortgage Loan, High-Rate, High-Fee Provisions, High Cost, Subprime, Rate Spread Home Loan, and Higher-Priced Mortgage Loan  Provisions (original 2003 provisions and 2008, 2009, 2011 & 2013 amendments)

57.	MA High Cost Home Loan Regulations (pre- and post-amendments) - MA Predatory Home Loan Practices Act - MA 209 CMR 32.35 Higher-Priced Mortgage Loan Provisions - MA “Borrower’s Interest” Standard
58.	Maryland Regulations for Higher Priced Mortgage Loans, as promulgated under the Maryland Mortgage Lender Law
59.	NC Restrictions and Limitations of Home Loans and High-Cost Home Loans
60.	NV Unfair Lending Practices Act – Anti Predatory Lending Law
61.	NY GRBB Part 41 (pre- and post-amendments)
62.	NY Banking Law 6-L

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63.	NY Banking Law 6-M
64.	OH Anti - Predatory Lending Act (pre- and post-amendments)
65.	Cleveland Heights, OH Ordinance Prohibiting Predatory Loans
66.	RI Providence Ordinance Regarding Predatory Lending (post-amendment)
67.	SC High-Cost and Consumer Home Loan Act (original provisions & 2010 ARM amendments)
68.	TX Home Loan and High Cost Home Loan Act
69.	UT High Cost Home Loan Act
70.	VT High Rate Loans
71.	VI VA SB 797 Hight Risk Mortgage – Mortgage Broker License
72.	WI Responsible High Cost Mortgage Lending Act

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APPENDIX C – VALUATION REVIEW SCOPE

Selene reviewed the valuation materials utilized during the origination of the loan which confirmed the value of the underlying property. Selene verified the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guidelines restrictions, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities; and (viii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same.

If more than one valuation is provided for review, Selene confirmed consistency among the valuation products and if there are discrepancies that cannot be resolved, Selene created an exception and worked with the Client on the next steps, which may include ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in Selene’s review results in a variance of more than 10% then the Client shall be notified of such variance and a second independent valuation product shall be ordered. On all loans, Selene makes a determination as to whether appraised value is supported based on documentation available at the time of review and adds exceptions or comments as appropriate.

Selene confirmed  consistency among  the valuation products and  where applicable, if  there was a discrepancy in value between two appraisals in the form of a variance greater than 10%, Selene would review the file for a desktop analysts/evaluation of the appraisals and determine which appraised value was used for qualification purposes.   If there were discrepancies that could not be resolved, Selene created an exception and worked with the client on the next steps for resolution.

Disclaimer
o
The individuals performing the aforementioned original appraisal assessment are not persons providing valuations for purposes of the Uniform Standards of Professional Appraisal Practice (“USPAP”) or necessarily licensed as appraisers under Federal or State law, and the services being performed by such persons do not constitute “appraisal reviews” for purposes of USPAP or Federal or State law.

o	Selene makes no representation or warranty as to the value of any mortgaged property, notwithstanding that Selene may have reviewed valuation information for reasonableness.
o      Selene is not an ‘AMC’ (appraisal management company) and therefore Selene does not opine on

AOMT 2026-5 - Executive Summary – Selene Diligence

the actual value of the underlying property.

•
Selene is not a ‘creditor’ within the meaning of ECOA or other lending laws and regulations, and therefore Selene will not have any communication with or responsibility to any individual consumer concerning property valuation.

•	Selene does not confirm whether the appraiser is on the Freddie Mac exclusionary list.

AOMT 2026-5 - Executive Summary – Selene Diligence